UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

C   S   C   A   X

 September 30, 2023

Cove Street Capital
Small Cap Value Fund

Ticker: CSCAX  |  Cusip: 56166Y875

Annual Report

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www.CoveStreetFunds.com  |  866-497-0097

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(This Page Intentionally Left Blank)

Annual Report 2023
Cove Street Capital Small Cap Value Fund

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Table of
Contents

☐	Letter to Shareholders	4
☐	Performance	9
☐	Expense Example	10
☐	Holdings Presentation	11
☐	Schedule of Investments	12
☐	Statement of Assets and Liabilities	14
☐	Statement of Operations	15
☐	Statements of Changes in Net Assets	16
☐	Financial Highlights	17
☐	Notes to Financial Statements	18
☐	Appendix	24

www.CoveStreetFunds.com
866-497-0097

Letter to Shareholders
(unaudited)

GREETINGS FELLOW SHAREHOLDER:

As many shareholders know, the “Annual Letter” is somewhat superfluous as we write to our partners quarterly and this iteration comes so quickly after our last letter. As a result, some of this is repetitive if you think regularly reading our Letters is as fun as we might think it is. This is much more “big picture” than our quarterly letters, so we would encourage you to read the priors if you’re looking for more rigorous stock analysis.

To satisfy the regulatory gods, we would note that the CSC “Value Restoration Project” is well underway, although the same cannot per se be said for the concept of active management in what can be loosely described as “value management.” Our results have materially improved over the past two years specifically as a result of what we have specifically chosen to own, not as a result of massive flows of new capital into our space or that we have woken up as the “Chosen” asset class in the minds of global investment strategists or some talking head on CNBC. That’s the good news because we think that is still to come. But it is important to reiterate that our Fund is not an index fund which just rides tides up and down and frankly owns what we lovingly call the “nonsense du jour.”

To wit, we are paraphrasing some work - with permission - from Grants Interest Rate Observer who get some help from some very large firms who employ people with nothing better to do than relentlessly crunch macro numbers versus research actual companies. Yes, it self-servingly supports our case.

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Since year-end 2016, the Russell 2000® has lagged the S&P 500 by more than 75 percentage points, including reinvested dividends. In times gone by, a phase of small-cap underperformance would give way to a phase of small-cap outperformance, and vice versa. We proceed with the working hypothesis that the cycle will turn again.

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The crowds eventually melt away. “Of the 10 largest market cap companies in the world going back over the past 50 years, on average seven or eight of them are gone from the list within the next decade,” Rob Arnott, founder and chairman of Research Affiliates, LLC, tells me. Regarding the moniker “Magnificent Seven,” Arnott adds, “I think they haven’t watched the movie. There’s only three left living at the end.”

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Marathon Partners likes to remind its investors that larger and smaller companies have regularly jockeyed for position in the equity performance derby, with the typical bout of small- cap underperformance, excluding the current period, averaging 4.4 years. “The ongoing streak of smaller-company underperformance is one of the longest on record, and if it continues into early 2024, it will exceed the 7.3-year record established between July 1983 and October 1990.”

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Using some “adjusted math” to account for the fact that more than 30% of the Russell 2000® is unprofitable, Research Affiliates compares market segments using a broad valuation framework of price to cash flow, price to book value adjusted for intangibles, price to sales and price to the sum of dividends and buybacks. Using these metrics, the Russell 2000® today is trading at 49% of the value of the big-cap Russell 1000® index versus an average of 88% dating back to 1968. While discounts relative to the blue chip gauge do not, in themselves, serve as good signposts for regime change, “relative cheapness trends with pretty high odds to prevail in the long run,” says Arnott.

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Letter to Shareholders (continued)
(unaudited)

“There is no time ever [since 1968], when small caps got below a 40% discount—not a single time— that the sector failed to win over the next five years.” The snapback can be substantial. “Our models suggest that, at this deep discount, we would expect small cap to beat large cap by 5.5% per year over the coming five years,” Arnott advises via email. “I think that might be too conservative....From this deep a discount over the past 55 years, small cap has historically beat large cap by roughly 800–2,000 basis points per annum over the subsequent five years.” This valuation gap is entirely an American phenomenon. According to Research Affiliates, smaller companies in developed markets trade at 79% of the multiple of big caps (versus a long term average of 88%) and smaller companies in emerging markets trade at 87% of the value of bigger companies (versus a long-term average of 81%).

So we suggest to Fund shareholders that not only could we benefit from decades of experience at the Fund and a disciplined investment process, but conceptually that there might be additional capital at the margin considering re-investing in small cap. And we don’t believe it will take a lot. So, again, we make the case for strong relative Fund performance specifically and small cap investing in general.

Let’s rehash some of our thinking on our two biggest losers and winners over the past 12 months. We say around Cove Street Capital: certain things can only be explained as “off spreadsheet” events. That Viasat (Ticker: VSAT) launched the first of its three satellite network flawlessly only to have a Northrup antenna fail - the first failure in 13 deployments - was not part of our investment narrative. While most costs are fully insured, the math on the actual cashflow produced by a giant increase in service capacity is pushed out to the right by at least 18 months. That is not a good thing. Now, what are the odds that Inmarsat, which recently merged into Viasat, also suffered what is likely to be a total failure after launch of its I-6 F2 satellite - the first such mishap in its 40-year history? Again, the satellite was insured for costs, but these setbacks clearly delayed a cashflow inflection point and thus decreased our present value.

Yes, we did increase our position and made Viasat our largest position prior to these launches. And yes, we sold 30% of the position in between launches to reflect a change in the time value of our money, and it became merely a “Top Ten” position. And yes, we then tax-sold our entire position which we have been carefully rebuying post the close of our fiscal year.

And yes, the stock is stupid, stupid cheap with immense strategic value in a world of “more space.” The stock wakes up every day without memory and seeks to discount the future…and thus we endeavor to analyze the future in a probabilistic way, and weight positions appropriately given the risk / return balance. We think Viasat is a very good bet from here, just not our best, highest-conviction bet. Things change.

Our other large detractor has been E.W. Scripps (Ticker: SSP) on valid concerns about the general economy and ad market, as well as the world of “strikes” which can affect the desire of auto companies to advertise and the ability to produce “scripted” television and movies. We think all these issues define “cyclical and temporary,” and we aggressively added to our stake to make this a Top 5 position. Scripps has done a very nice job of positioning itself to capitalize on the evolution of the media industry. We think “legacy” TV has much longer life to it than “fancy talk” suggests, and despite obvious exposure to the cyclicality of the advertising business at large, Scripps is a cash gusher that is rapidly paying down debt from a series of acquisitions that were enabled under the prior administration. Pick your favorite math, but ours suggests that free cashflow to pay down debt is creating 30% annualized increases in equity value at

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

current levels. We have had different levels of exposure to SSP over the last decade - ranging from zero to our current Top 5 position. Adding to our stake has neatly rewarding us here in the last quarter of 2023.

On our two best performers over the past year we have Hallador Energy (Ticker: HNRG), which continues to perform strongly, as the inherent value in “old carbon” continues to regain some grudging appreciation in financial markets. We continue to think this is an investment with “legs” given the difficult supply/demand issues inherent in any form of a “green” transition. To reiterate, we are here to make you money in a legal and ethical fashion, not to parrot any of our own personal orthodoxy. But importantly, we continue to risk weight the stock as a classic commodity and are net sellers to maintain a 2.5% position.

Lastly we have Lifecore Biomedical (Ticker: LFCR), which remains “under wraps” in a public strategic review process being led by Morgan Stanley. We sold our common stock position near 2023 highs to risk adjust our exposure. We retained the preferred shares, which continue to pay-in-kind. We “think” we will see a reasonable outcome to be announced this calendar year. This has involved an unbelievably wide set of variables in our investment process where we properly identified an extremely valuable set of assets hiding in a public company but completely misunderstood just how ill-suited and awful a management structure can be.

In closing, we thought we would reiterate some of the “core thoughts” about how we approach investing. Repetition is good in investing as there is a LOT of silly distraction.

We are classic value investors in the tradition of Benjamin Graham and Warren Buffett, seeking superior long-term performance through the purchase of securities selling at prices materially below our estimate of intrinsic value. This process of “winning by not losing” protects capital from permanent loss (as distinguished from “quotational risk”) and puts us on the correct side of the mathematics of compounding.

We believe the best performance records in the investment industry have been created by small teams of value-based analysts, as decisions are made by those doing the actual research. Cove Street Capital’s work and time are not wasted through committees and laborious people management processes.

We run concentrated portfolios, which allows our best ideas to drive performance. It is both a fool’s errand as well as disingenuous to clients to over-diversify the results of careful decision-making in an attempt to mimic indices to achieve performance. The only way to achieve superior long-term returns is to have the intellectual courage to differ from the mood of the day and the indices to which we are compared.

While we hunger for objective evidence and rigorously model our investment ideas, we retain a healthy skepticism toward advanced math and formulaic convention. We are investing in real businesses run by real people whose securities are valued in the short-run through an imprecise prism into a future that is always uncertain. There will never be a precise formula for good judgment.

To paraphrase Buffett paraphrasing Graham, we will neither be right nor wrong because the crowd disagrees with us. We will be right when our data and reasoning are right.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

Despite a tremendous amount of academic and practical effort, financial markets are only “occasionally efficient.” We believe even the most cursory review of market movements over the past two decades renders any other conclusion unsupportable by common sense.

Pricing inefficiencies systemically exist in the market place due to a variety of factors. Many are due to the “business” of money management, which encourages a myopic focus on short-term phenomena - quarterly earnings, news chasing, quarterly performance reporting - that are inherently and historically unpredictable. This limited scope produces opportunities for investors who have the discipline and confidence to invest with a longer-term time horizon.
Another issue relates to asset size. It is simply impossible to understand with any depth 400 companies in a portfolio; conversely, a fairly concentrated portfolio with a reasonable asset size enables in-depth fundamental research to add value as well as the enhancement of the ability to recognize mistakes and make changes.

Finally, value investing - the art of buying a dollar for 60 cents - is not easy in practice. It requires discipline and patience, attributes that have proven not to be innate to members of the institutional money management world. Whatever the asset class, value-oriented investing remains the only intellectually viable investment philosophy that not only makes common sense, but also has a track record that has stood the test of time

We again appreciate your partnership. We reiterate our focus on “there is less new today under the sun than is commonly surmised.” Our companies have seen rhyming versions of recessions, inflation and deflation, horrendous government policy mistakes, geopolitical wackiness and any variety of “off- spreadsheet” events that have to be dealt with. We are starting to see a wide swathe of opportunity, but recognize that events outside our control may conspire to delay gratification. Our contention and research suggest that we own businesses that have growing intrinsic value at reasonable valuations and thus market turmoil is more likely to be mostly short-term “marks” rather than a permanent capital loss. And thus opportunities for future wealth creation. That is what we think we own today.

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory prospectus and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-866-497-0097 or visiting www.covestreetfunds.com. Read it carefully before investing.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Letter to Shareholders (continued) (unaudited)

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 1000® Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 93% of the total market capitalization of that index.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an Index.

S&P 500® The Standard and Poor's 500, or simply the S&P 500, is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

Price-to-Cash Flow - The price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock’s price relative to its operating cash flow per share.

Price to Book Value - The price-to-book (P/B) ratio measures the market's valuation of a company relative to its book value.

Price to Sales - The price-to-sales (P/S) ratio shows how much investors are willing to pay per dollar of sales for a stock.

A basis point (bp) is a unit of measurement used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Institutional Class Performance (unaudited)

Annualized Rates of Return (%) as of September 30, 2023

Value of $10,000 Investment as of September 30, 2023

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an index.

(3)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

The performance data quoted represents past performance. Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (“The Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from December 31, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The gross expense ratio as per the Prospectus is 1.33%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

C S C A X	C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Expense Example September 30, 2023 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 – September 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (4/1/2023)	ENDING ACCOUNT VALUE (9/30/2023)	EXPENSES PAID DURING PERIOD (1) 4/1/2023- 9/30/2023

Institutional Class Actual (2)	$1,000.00	$1,061.70	$6.46

Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.33

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended September 30, 2023 of 6.17%.

C S C A X

Holdings Presentation September 30, 2023 (unaudited)	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Sector Allocation(1) (% of net assets) as of September 30, 2023

Top 10 Equity Holdings(1) (% of net assets) as of September 30, 2023

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments September 30, 2023

	Shares	Value
COMMON STOCKS - 82.8%

Basic Materials - 11.0%
Compass Minerals International, Inc.	22,000	$614,900
Ecovyst, Inc. *	154,497	1,520,251
NewMarket Corp.	2,000	910,080
		3,045,231
Consumer Discretionary - 15.6%
Climb Global Solutions, Inc.	18,500	795,685
Corus Entertainment, Inc.	375,200	286,953
E.W. Scripps, Class A *	243,694	1,335,443
Liberty TripAdvisor Holdings, Inc. - Class A *	461,500	225,674
Motorcar Parts of America, Inc. *	93,760	758,518
Six Flags Entertainment Corp. *	40,000	940,400
		4,342,673
Energy - 5.1%
CNX Resources Corp. *	30,000	677,400
Hallador Energy Co. *	51,179	738,001
		1,415,401
Financials - 16.4%
Global Indemnity Group	52,092	1,789,360
Great Elm Group, Inc. *	100,000	214,000
StoneX Group, Inc. *	8,500	823,820
Tiptree, Inc.	40,200	673,752
White Mountains Insurance Group Ltd.	700	1,046,983
		4,547,915
Health Care - 8.0%
Enovis Corp. *	13,900	732,947
InfuSystem Holdings, Inc. *	84,869	818,137
Viemed Healthcare, Inc. *	99,400	668,962
		2,220,046
Industrials - 12.7%
DLH Holdings Corp. *	93,300	1,088,811
Ducommun, Inc. *	9,000	391,590
Great Lakes Dredge & Dock Corp. *	91,900	732,443
Research Solutions, Inc. *	289,424	714,877
Standex International Corp.	4,100	597,329
		3,525,050

See Notes to Financial Statements.	C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Schedule of Investments (continued) September 30, 2023

COMMON STOCKS (continued) - 82.8%	Shares	Value

Technology - 14.0%
American Software, Inc. - Class A	39,246	$449,759
IAC, Inc. *	41,500	2,091,185
KBR, Inc.	16,000	943,040
SecureWorks Corp. *	66,300	411,723
		3,895,707

Total Common Stocks (Cost $18,667,643)		22,992,023

CONVERTIBLE PREFERRED STOCK - 6.5%

Consumer Staples - 6.5%
Lifecore Biomedical, Inc. Series A, 7.50%, Perpetual (a)
Total Convertible Preferred Stock (Cost $1,554,549)	1,555	1,803,246

SHORT-TERM INVESTMENT - 8.4%
Invesco Treasury Obligations Portfolio, Institutional Class, 5.22% ^
Total Short-Term Investment (Cost $2,338,003)	2,338,003	2,338,003

Total Investments - 97.7% (Cost $22,560,195)		27,133,272
Other Assets and Liabilities, Net - 2.3%		646,199
Total Net Assets - 100.0%		$27,779,471

*	Non-income producing security.
(a)	PIK - dividends are paid in-kind.
^	The rate of shown is the annualized seven day effective yield as of September 30, 2023.
See Notes to Financial Statements.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Assets and Liabilities September 30, 2023

ASSETS:
Investments, at value (Cost: $22,560,195)	$27,133,272
Receivable for investment securities sold	702,343
Dividends and interest receivable	18,334
Receivable for capital shares sold	1,638
Prepaid expenses	12,536
Total assets	27,868,123

LIABILITIES:
Payable for investment securities purchased	661
Payable to investment adviser	25,446
Payable for fund administration & accounting fees	15,289
Payable for audit fees	22,746
Payable for transfer agent fees & expenses	6,801
Payable for postage & printing fees	2,698
Payable for compliance fees	2,501
Payable for trustee fees	4,834
Payable for custody fees	618
Accrued expenses	7,058
Total liabilities	88,652

NET ASSETS	$27,779,471

NET ASSETS CONSIST OF:
Paid-in capital	$21,467,685
Total distributable earnings	6,311,786
Net Assets	$27,779,471

Shares issued and outstanding (1)	877,853
Net asset value, redemption price and offering price per share (2)	$31.64

(1) Unlimited shares authorized without par value.

(2) A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Statement of Operations for the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividend income (Less: Foreign taxes withheld of $1,252)	$165,108
Paid-in kind dividend income	54,549
Interest income	63,791
Total investment income	283,448

EXPENSES:
Investment adviser fees (See Note 4)	269,697
Fund administration & accounting fees (See Note 4)	93,332
Transfer agent fees & expenses (See Note 4)	38,927
Audit fees	22,746
Federal & state registration fees	22,740
Trustee fees	20,922
Compliance fees (See Note 4)	15,001
Other expenses	13,689
Custody fees (See Note 4)	6,451
Insurance expense	2,447
Total expenses before interest	505,952
Interest expense (See Note 9)	1,403
Total expenses before recoupment/waiver	507,355
Plus: Adviser recoupment (See Note 4)	5,506
Less: waiver from investment adviser (See Note 4)	(114,845)
Net expenses	398,016

NET INVESTMENT LOSS	(114,568)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	3,404,463
Net change in unrealized appreciation/depreciation on investments	2,247,408
Net realized and unrealized gain on investments	5,651,871

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,537,303

See Notes to Financial Statements.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Statements of Changes in Net Assets September 30, 2023

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment loss	$(114,568)	$(411,257)
Net realized gain on investments	3,404,463	10,308,657
Net change in unrealized appreciation/depreciation on investments	2,247,408	(16,762,112)
Net increase (decrease) in net assets from operations	5,537,303	(6,864,712)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	534,588	3,933,758
Proceeds from reinvestments of distributions	4,436,013	5,948,028
Payments for shares redeemed	(11,668,785)	(35,804,464)
Redemption fees	167	2,971
Decrease in net assets resulting from capital share transactions	(6,698,017)	(25,919,707)

DISTRIBUTIONS TO SHAREHOLDERS:	(4,974,620)	(6,761,143)

TOTAL DECREASE IN NET ASSETS	(6,135,334)	(39,545,562)
	3503
NET ASSETS:
Beginning of period	33,914,805	73,460,367
End of period	$27,779,471	$33,914,805

See Notes to Financial Statements.

C S C A X

Financial Highlights (for a Fund Share Outstanding Throughout the Years)	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

	Year Ended September 30, 2023
	2023	2022	2021	2020	2019
PER SHARE DATA:

Net asset value, beginning of year	$31.15	$40.91	$27.56	$34.89	$37.51

Investment operations:
Net investment income (loss)	(0.26)	(0.35)	0.60	0.35	0.24
Net realized and unrealized gain (loss) on
investments	5.48	(5.25)	13.17	(7.40)	(1.84)
Total from investment operations	5.22	(5.60)	13.77	(7.05)	(1.60)

Less distributions:
From net investment income	-	(0.46)	(0.42)	(0.28)	-
From net realized gains	(4.73)	(3.70)	-	-	(1.02)
Total distributions	(4.73)	(4.16)	(0.42)	(0.28)	(1.02)
Paid-in capital from redemption fees	- (1)	- (1)	- (1)	- (1)	- (1)

Net asset value, end of year	$31.64	$31.15	$40.91	$27.56	$34.89

TOTAL RETURN	17.72%	-15.71%	50.33%	-20.43%	-4.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$27.8	$33.9	$73.5	$74.6	$121.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.60%	1.32%	1.22%	1.18%	1.22%
After expense waiver/recoupment	1.25%	1.26%	1.22%	1.18%	1.23%

Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment	1.59%	1.31%	1.22%	1.18%	1.22%
After expense waiver/recoupment	1.25%	1.25%	1.22%	1.18%	1.23%

Ratio of net investment income (loss)to
average net assets:
After expense waiver/recoupment	(0.36)%	(0.76)%	1.27%	0.95%	0.65%

Portfolio turnover rate	45%	51%	68%	70%	53%

(1)  Amount per share is less than $0.01

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements September 30, 2023

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2023, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2020.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended September 30, 2023, the Fund decreased distributable earnings by $314,184 and increased paid-in capital by $314,184. These adjustments were largely due to the use of tax equalization by the Fund.

C S C A X

Notes to Financial Statements (continued) September 30, 2023	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At September 30, 2023, the Fund had investments in illiquid securities with a total value of $1,803,246 or 6.5% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
Lifecore Biomedical., Series A, 7.50%	1,555	Jan. 2023	$ 1,554,549

3. Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2023

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy. Also categorized in Level 2 are convertible preferred stock securities which are not actively traded and are valued using a formula-based technique that use observable inputs such as the conversion price, market volatility, risk-free rate, etc.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Cove Street Capital, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,992,023	$-	$-	$22,992,023
Convertible Preferred Stock	-	1,803,246	-	1,803,246
Short-Term Investment	2,338,003	-	-	2,338,003
Total Investments in Securities	$25,330,026	$1,803,246	$-	$27,133,272

Refer to the Schedule of Investments for further information on the classification of investments.

4. Investment Advisory Fee and Other Transactions With Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (does not include any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment.

C S C A X

Notes to Financial Statements (continued) September 30, 2023	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Total fee recoupment in the fiscal year ended September 30, 2023, was $5,506, which represented fee waivers occurring during the current fiscal year. As of September 30, 2023, the Fund has $30,923 and $114,845 in previously waived fees or reimbursed expenses subject to potential recovery by August 31, 2025 and August 31, 2026, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2023, are disclosed in the Statement of Operations.

5. Capital Share Transactions

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Institutional Class:
Shares sold	17,032	107,957
Shares issued to holders in reinvestment of distributions	149,060	151,353
Shares redeemed	(377,085)	(965,905)
Net decrease in shares outstanding	(210,993)	(706,595)

 6. Investment Transactions

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the year ended September 30, 2023, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$13,446,454	$27,406,057

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Notes to Financial Statements (continued) September 30, 2023

7. Income Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2023, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation	Federal Income Tax Cost
$5,675,271	$(1,259,775)	$4,415,496	$22,717,776

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnership holdings in the Fund.

At September 30, 2023, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Gains	Net Unrealized Appreciation	Total Distributable Earnings
$299,120	$1,597,170	$-	$4,415,496	$6,311,786

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2023, the Fund did not defer any qualified late year losses. As of September 30, 2023, the Fund had no capital loss carryforwards.

The tax character of distributions paid for the year ended September 30, 2023, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$99,887	$4,874,733	$4,974,620
Amount per Share	$0.09500	$4.63621	$4.73121

The tax character of distributions paid for the year ended September 30, 2022, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$3,882,957	$2,878,186	$6,761,143
Amount per Share	$2.38175	$1.77867	$4.16042

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

C S C A X

Notes to Financial Statements (continued) September 30, 2023	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2023, Charles Schwab & Co. owned 32.5% of the Fund’s outstanding shares.

9. Line of Credit

The Fund has established an unsecured line of credit (“LOC”) in the amount of $4,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 19, 2024. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.50% as of September 30, 2023. The interest rate during the year was between 6.25% and 8.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 7.57%. For the year ended September 30, 2023, the Fund’s LOC activity was as follows:

LOC Agent	Average Borrowings	Amount Outstanding as of September 30, 2023	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$18,282	$ -	$1,403	$2,093,000	November 14, 2022

Prior to July 21, 2023, the date the LOC was renewed, the LOC was limited to the lesser of $7,000,000, 15% of the Fund’s gross market value or 33.33% of the fair value of the Fund’s unencumbered assets, whichever was less.

10. Subsequent Event

On November 10, 2023, the Fund paid a short-term capital gain distribution of $372,433, or $0.43507 per share, and a long-term capital gain distribution of $1,725,636, or $2.01586 per share.

Effective November 19, 2023, Douglas ScAppendixhafer no longer serves as an Officer of the Managed Portfolio Series Trust in which the Fund operates as a diversified series. This change was approved by the Board at its Meeting on November 16-17, 2023.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

End of Notes to Financial Statements.

C S C A X

Appendix

Appendix Contents

Report of Independent Registered Public Accounting Firm

Additional Information

Privacy Notice

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Cove Street Capital Small Cap Value Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 29, 2023

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (unaudited)

Name, Address, Year of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	32	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012- Present);
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	32	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist; Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012- Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	32	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).
Independent Trustee, ALPS Variable
Investment Trust (7 Portfolios)
(2006-Present); Independent
Trustee, RiverNorth Funds (3
Portfolios) (2018-
Present); RiverNorth Managed
Duration Municipal Income Fund
Inc. (1 Portfolio) (2019-Present);
RiverNorth Opportunistic Municipal
Income Fund, Inc. (1 Portfolio)
(2018- Present); RiverNorth Capital
and Income Fund (1 Portfolio)
(2018-Present); RiverNorth Opportunities
Fund (1 Portfolio) (2015-Present; RiverNorth/
DoubleLine Strategic Opportunity
Fund, Inc. (1 Portfolio) (2019-
Present); RiverNorth Flexible
Municipal Income Fund (1
Portfolio) (2020-Present);
RiverNorth Flexible Municipal
Income Fund II, Inc. (1 Portfolio)
(2021 to Present); RiverNorth
Managed Duration Municipal
Income Fund II, Inc. (1 Portfolio)
(2022 to Present).

Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	32	Retired (July 2018-Present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

C S C A X

Additional Information (continued) (unaudited)	Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund

Name, Address, Year of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
John Hadermayer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Secretary	Indefinite Term; Since May 2022	N/A	Vice President, U.S. Bank Global Fund Services, LLC (2022-present); Executive Director, AQR Capital Management, LLC (2013-2022).	N/A
Douglas Schafer* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Sara J. Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term; Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Peter A. Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term; Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A

* Effective November 19, 2023, Mr. Schafer is no longer an Officer of the Managed Portfolio Series.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Cove Street Capital Small Cap Value Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable;(iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Cove Street Capital, LLC (“Cove Street”) as the administrator of the Program (the “Program Administrator”). Personnel of Cove Street or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by Cove Street’s Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Cove Street manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Cove Street provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Cove Street’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4. The Fund did not have redemptions in-kind during the Reporting Period.

The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

C S C A X

Annual Report 2023 — CSCAX Cove Street Capital Small Cap Value Fund	Additional Information (continued) (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at https://www.sec.gov/.

Fund Distribution Information

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 96.53% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was 96.21% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100.00%.

C S C A X

Privacy Notice
(unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

ANNUAL REPORT 2023

Cove Street Capital
Small Cap Value Fund

C  S  C  A  X

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Investment Adviser Cove Street Capital, LLC 525 South Douglas Street, Suite 225 El Segundo, CA 90245	Distributor Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

Custodian U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Administrator, Fund Accountant and Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, WI 53202	Legal Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2023 and September 30, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
(a) Audit Fees	$17,750	$17,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$5,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 7, 2023

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    December 7, 2023